Statement of Additional Information Supplement

February 22, 2006

Morgan Stanley Institutional Fund Trust

Supplement dated February 22, 2006 to the Statement of Additional Information of Morgan Stanley Institutional Fund Trust dated January 30, 2006

The second paragraph of the section of the Fund’s Statement of Additional Information titled “Disclosure of Portfolio Holdings” is hereby deleted and replaced with the following:

The Fund makes available on its public website the following portfolio holdings information:

•	complete portfolio holdings information on a monthly basis, with a minimum 15 calendar day lag; and

•	top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag (other than with respect to the Advisory Foreign Fixed Income Portfolio, Advisory Foreign Fixed Income II Portfolio, Advisory Mortgage Portfolio, and the Municipal Portfolio).

Please retain this supplement for future reference.